UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

ZimVie Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41242	87-2007795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Riverside Drive Palm Beach Gardens, Florida	33410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 342-5454

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZIMV	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on July 20, 2025, ZimVie Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Zamboni Parent Inc., a Delaware corporation (“Parent”), and Zamboni MergerCo Inc., a Delaware corporation and wholly owned subsidiary of Parent (“MergerCo”), pursuant to which, subject to the terms and conditions thereof, MergerCo will merge with and into the Company with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). Consummation of the Merger is subject to the approval of the Company’s stockholders and other customary closing conditions. On September 2, 2025, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in connection with the Merger.

Since the initial filing of the Proxy Statement, two complaints have been filed in the Supreme Court of the State of New York, County of New York, by purported Company stockholders against the Company and the members of the board of directors of the Company (the “Board”) in connection with the Merger: Robert Williams v. ZimVie Inc., et al., No. 655560/2025 (N.Y. Sup. Ct.) (filed September 17, 2025) and Richard McDaniels v. ZimVie Inc., et al., No. 655584/2025 (N.Y. Sup. Ct.) (filed September 18, 2025) (collectively, the “New York Stockholder Litigation”). In addition, one complaint has been filed in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida, by a purported Company stockholder against, among others, the Company, members of the Board, Parent and MergerCo in connection with the Merger: Martin Siegel v. Asar, et al., No. 50-2025-CA-009567 (Fla. Cir. Ct.) (filed September 17, 2025) (the “Florida Stockholder Litigation” and, together with the New York Stockholder Litigation, the “Stockholder Litigation”). Each of the complaints filed in the New York Stockholder Litigation includes allegations that, among other things, the Proxy Statement omitted certain material information, asserting claims for negligent misrepresentation and concealment in violation of New York common law and negligence in violation of New York common law. The complaint filed in the Florida Stockholder Litigation includes allegations that, among other things, the Proxy Statement omitted certain material information, asserting claims for violation of the New Jersey Uniform Securities Law (1997) and negligent misrepresentation and concealment and negligence in violation of Florida and New Jersey common law. Additionally, attorneys representing several purported Company stockholders have sent demand letters alleging similar insufficiencies in the disclosures in the Proxy Statement (such letters, the “Demand Letters” and, together with the Stockholder Litigation, the “Litigation Matters”).

The complaints filed in the Stockholder Litigation seek various remedies, which include, among other things: (i) enjoining the defendants from proceeding with the proposed Merger unless and until the defendants disclose certain allegedly material information that was allegedly omitted from the Proxy Statement; (ii) enjoining or rescinding the closing of the stockholders vote concerning the proposed Merger until trial or until the defendants make corrective and complete disclosure or, in the event that the proposed Merger is consummated, rescinding it or awarding the plaintiff actual and punitive damages; (iii) awarding the plaintiffs the costs and disbursements of the action, including reasonable attorneys’ and experts’ fees and expenses; (iv) declaring that the defendants violated the New Jersey Uniform Securities Law (1997), that the defendants negligently misrepresented, concealed and omitted facts in the Proxy Statement or that the defendants were negligent and failed to exercise reasonable care or competence in communicating or failing to communicate truthfully and completely in the Proxy Statement, as applicable; and (v) granting such other and further relief as the court may deem just and proper.

It is possible that additional, similar complaints may be filed, that the complaints described above may be amended or that additional demand letters will be received by the Company. If this occurs, the Company does not intend to announce the filing or receipt of each additional, similar complaint or demand letter or any amended complaint unless required by law.

The Company believes that the allegations contained in the Litigation Matters are without merit and that no further disclosures are required to supplement the Proxy Statement under applicable laws. However, in order to avoid the risk of the Litigation Matters delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily make the following supplemental disclosures to the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Litigation Matters and that any additional disclosure was or is required.

These supplemental disclosures will not change the consideration to be paid to the Company stockholders in connection with the Merger or the timing of the special meeting of Company stockholders (the “Special Meeting”) to be held on October 10, 2025, at 7:00 a.m., Mountain Time, at the Westin Denver International Airport located at 8300 Peña Blvd, Denver, CO 80249 (unless the Special Meeting is adjourned or postponed). The Board continues to unanimously recommend that you vote “FOR” the proposals to be voted on at the Special Meeting described in the Proxy Statement.

Supplemental Disclosures to the Proxy Statement in Connection with the Litigation Matters

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. All page references are to the Proxy Statement, and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

The disclosure in the section entitled “The Merger” under the heading “Background of the Merger”, beginning on page 35 of the Proxy Statement, is hereby amended as follows:

The third sentence of the third paragraph on page 44 is deleted, and the eighth paragraph on page 42 is amended and supplemented by adding the following sentence to the end of such paragraph:

Centerview provided to the Company an updated customary disclosure letter in respect of certain relationships between Centerview and its affiliates, on the one hand, and the Company, ARCHIMED and certain of ARCHIMED’s affiliates, on the other hand, which did not identify (i) any fee-paying engagements with ARCHIMED or any affiliated investment funds or portfolio companies of ARCHIMED since January 1, 2023, or (ii) any ownership of securities of the Company or ARCHIMED or any affiliated investment funds or portfolio companies of ARCHIMED.

The disclosure in the section entitled “The Merger” under the heading “Opinion of the Company’s Financial Advisor”, beginning on page 54 of the Proxy Statement, is hereby amended as follows:

The table following the third paragraph under the sub-heading “—Selected Public Company Analysis” on page 57 is amended and supplemented by adding the underlined text to such table:

Selected Company	EV ($Bn)	EV/2025E Adj. EBITDA Trading Multiple
Align Technology, Inc.	13.3	12.4x
DENTSPLY SIRONA Inc.	5.1	6.8x
Envista Holdings Corporation	3.7	9.3x
Henry Schein, Inc.	12.5	11.0x
Straumann Group	20.6	19.6x
Median		11.0x

The last paragraph under the sub-heading “—Selected Public Company Analysis” on page 57 is amended and supplemented below by adding the underlined text to such paragraph:

Centerview applied this range of EV/2025E Adj. EBITDA Trading Multiples to the Company’s estimated calendar year 2025 Adj. EBITDA of $72 million, as set forth in the Forecasts, and added to it the Company’s cash and cash equivalents of $70 million and $68 million book value of the promissory note issued to the Company in connection with the sale of the Company’s spine business and subtracted from it the Company’s debt of $221 million, in each case, as of June 30, 2025 and as set forth in the Internal Data, and divided by the number of fully diluted outstanding shares of Company common stock of approximately 30.5 million (calculated using the treasury stock method and taking into account outstanding options, restricted stock units, deferred stock units, and employee stock purchase plan shares) as of July 14, 2025 and as set forth in the Internal Data, resulting in an implied per share equity value range for the shares of Company common stock of approximately $14.00 to $18.75, rounded to the nearest $0.25. Centerview then compared this range to the merger consideration of $19.00 per share of Company common stock in cash, without interest, proposed to be paid to the holders of shares of Company common stock (other than Excluded Shares) pursuant to the merger agreement.

The table following the third paragraph under the sub-heading “—Selected Precedent Transaction Analysis” on page 58 is amended and supplemented by adding the underlined text to such table:

Date Announced	Target	Acquiror	TV ($Bn)	TV/LTM Adj. EBITDA
December 2024	Patterson Companies, Inc.	Patient Square Capital	4.1	9.9x
August 2024	Vantive	The Carlyle Group Inc.	3.8	8.8x*
September 2021	KaVo Treatment Unit & Instrument Business of Envista Holdings Corporation	Planmeca Oy	0.5**	6.4x
April 2018	Analogic Corporation	Altaris Capital Partners, LLC	1.1	11.3x
February 2018	Zest Dental Solutions	BC Partners	0.6	11.2x
Median				9.9x

*	Reflects a multiple of TV/LTM Segment Operating Income. Vantive was Baxter International Inc.’s kidney care segment.
**	Transaction value based on upfront value of $455 million, including earnout of $36 million.

The second paragraph on page 59, under the sub-heading “—Selected Precedent Transaction Analysis”, is amended and supplemented below by adding the underlined text to such paragraph:

Centerview applied this reference range of TV/LTM Adj. EBITDA Multiples to the Company’s LTM Adj. EBITDA of $67 million, as of June 30, 2025 and as set forth in the Internal Data, and added to it the Company’s cash and cash equivalents of $70 million and $68 million book value of the promissory note issued to the Company in connection with the sale of the Company’s spine business and subtracted from it the Company’s debt of $221 million, in each case, as of June 30, 2025 and as set forth in the Internal Data, and divided by the number of fully diluted outstanding shares of Company common stock of approximately 30.5 million (calculated using the treasury stock method and taking into account outstanding options, restricted stock units, deferred stock units, and employee stock purchase plan shares) as of July 14, 2025 and as set forth in the Internal Data, resulting in an implied per share equity value range for the shares of Company common stock of approximately $17.00 to $21.25, rounded to the nearest $0.25. Centerview then compared this range to the merger consideration of $19.00 in cash, without interest, proposed to be paid to the holders of shares of Company common stock (other than Excluded Shares) pursuant to the merger agreement.

The second paragraph under the sub-heading “—Discounted Cash Flow Analysis” on page 59 is amended and supplemented below by adding the underlined text to such paragraph:

In performing this analysis, Centerview calculated a range of equity values for the shares of Company common stock by (a) discounting to present value as of June 30, 2025, using discount rates ranging from 11.5% to 13.5% (based on Centerview’s analysis of the Company’s weighted average cost of capital (which was calculated using the Capital Asset Pricing Model and based on considerations that Centerview deemed relevant in its professional judgment and experience, taking into account certain metrics including target capital structure, levered and unlevered betas for comparable group companies, tax rates, market risk and size premia)) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of the Company over the period beginning on July 1, 2025 and ending on December 31, 2030, utilized by Centerview based on the Forecasts and (ii) a range of implied terminal values of the Company calculated by Centerview by applying a range of perpetuity growth rates of 2.5% to 3.5% (which perpetuity growth rates were based on considerations that Centerview deemed relevant in its professional judgment and experience) and (b) adding to the foregoing results the Company’s cash and cash equivalents of $70 million and $68 million book value of the promissory note issued to the Company in connection with the sale of the Company’s spine business and subtracting from the foregoing results the Company’s debt of $221 million, in each case, as of June 30, 2025 and as set forth in the Internal Data.

The first bullet following the first paragraph under the sub-heading “—Other Facts” on page 60 is amended and supplemented below by deleting the stricken text and adding the underlined text to such bullet:

•

Precedent Premia Paid Analysis. Centerview performed an analysis of premia paid in ~~certain~~ 53 transactions involving publicly traded companies occurring since 2020, each with a transaction value between $500 million and $1.5 billion, for which premium data was available and which Centerview deemed relevant in its professional judgment. The premia in this analysis were calculated by comparing the per share acquisition price in each transaction to the closing price of the target company’s common stock for the date one day prior to the date on which the trading price of the target’s common stock was perceived to be affected by a potential transaction and indicated a median and mean premium, respectively, of 39% and 45%. Based on the analysis above and other considerations that Centerview deemed relevant in its experience and professional judgment, Centerview applied a premium range of 25% to 65% (representing the 25th percentile and the 75th percentile, respectively, of premia paid in such transactions) to the Company’s closing share price on July 18, 2025 (the last trading day before the public announcement of the Transaction) of $8.44, which resulted in an implied price range of approximately $10.50 to $14.00 per share of Company common stock, rounded to the nearest $0.25.

The third bullet following the first paragraph under the sub-heading “—Other Facts” on page 60 is amended and supplemented below by adding the underlined text to such bullet:

•

Analyst Price Target Analysis. Centerview reviewed stock price targets for the shares of Company common stock in four publicly available Wall Street research analyst reports, which indicated low and high stock price targets for the shares of Company common stock ranging from $9.00 to $16.00 per share of Company common stock and had a median price target of $10.00 per share of Company common stock.

The disclosure in the section entitled “The Merger” under the heading “Interests of the Company’s Directors and Executive Officers in the Merger”, beginning on page 69 of the Proxy Statement, is hereby amended as follows:

The text on page 71 is amended and supplemented by adding the following sub-section after the end of the fourth paragraph on page 71:

New Management Arrangements

As of the date of this proxy statement, no other new employment, equity contribution or other agreements between any executive officer or director of the Company, on the one hand, and ARCHIMED or its affiliates, on the other hand, have been established or otherwise negotiated relating to employment, compensation or benefits of executive officers or directors of the Company following the consummation of the Merger. Prior to and following the closing of the Merger, however, certain of our executive officers may have discussions with, and may enter into agreements with, ARCHIMED, the surviving corporation or their affiliates regarding employment with or providing consultation services to ARCHIMED, the surviving corporation or their affiliates or the right to participate in the equity of the surviving corporation or one or more of its affiliates to be effective following the closing of the Merger.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects, including expected benefits of the proposed transaction. Generally, the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to” and similar expressions used in this Current Report are intended to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.

Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.

These risks, uncertainties and changes in circumstances include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025 (the “Quarterly Reports”) filed by the Company with the SEC, and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Reports and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Forward-looking statements speak only as of the date they are made, and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this Current Report are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this Current Report.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on

Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2025 (the “2025 Annual Meeting Proxy”) (and available here). Please refer to the sections entitled “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Directors and Executive Officers” in the 2025 Annual Meeting Proxy. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the 2025 Annual Meeting Proxy, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: Richard Heppenstall on March 11, 2025 and May 19, 2025; Vafa Jamali on March 11, 2025, March 27, 2025, March 27, 2025, April 3, 2025 and May 19, 2025; Indraneel Kanaglekar on March 11, 2025, May 19, 2025 and July 3, 2025; Heather Kidwell on March 11, 2025 and May 19, 2025; Richard Kuntz on April 2, 2025, May 9, 2025 and July 2, 2025; Vinit K. Asar on May 9, 2025; Sally Crawford on May 9, 2025; and Karen Matusinec on May 9, 2025. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, is included in the Proxy Statement.

Additional Information and Where to Find It

This Current Report may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed transaction, the Company commenced mailing the Proxy Statement on September 2, 2025, to its holders of record as of September 2, 2025. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company in the “Investor Relations” section of the Company’s website, which may be accessed at https://investor.zimvie.com, or upon request from the Company’s Investor Relations contacts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZimVie Inc.

By:	/s/ Heather Kidwell
Name:	Heather Kidwell
Title:	Senior Vice President, Chief Legal, Compliance and Human Resources Officer and Corporate Secretary

Date: October 3, 2025